Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information
15.	Supplemental Cash Flow Information

a) The changes in operating assets and liabilities for years ended December 31, 2012, 2011 and 2010 are as follows:

	Year Ended December 31, 2012 $	Year Ended December 31, 2011 $	Year Ended December 31, 2010 $

Accounts receivable	513	5,441	(8,392)
Prepaid expenses	(920)	995	692
Accounts payable	(1,124)	(1,053)	(326)
Accrued liabilities	(8,606)	8,068	(3,255)
Unearned revenue and long-term unearned revenue	7,996	(5,809)	(1,183)
Restricted cash	(1,464)	(2,747)	—
Advances to and from affiliates and joint venture partners	(7,259)	(42,551)	12,880
Other operating assets and liabilities	3,557	4,198	6,241

Total	(7,307)	(33,458)	6,657

b) Cash interest paid (including interest paid by the Dropdown Predecessor and realized losses on interest rate swaps) on long-term debt, advances from affiliates and capital lease obligations, net of amounts capitalized, during the years ended December 31, 2012, 2011 and 2010 totaled $131.1 million, $154.3 million (including a termination fee of $22.6 million) and $135.5 million, respectively.

c) The Partnership’s consolidated statements of cash flows for the year ended December 31, 2010 reflects the Dropdown Predecessor as if the Partnership had acquired the Dropdown Predecessor when the vessels began operations under the ownership of Teekay Corporation.

d) During the years ended December 31, 2012, 2011 and 2010 cash paid for corporate income taxes was $1.5 million, $1.5 million and $0.2 million, respectively.

e) In November 2010, the $37.3 million portion of the purchase price relating to the Partnership’s 50% acquisition of the Excalibur and Excelsior Joint Ventures through the issuance of 1.1 million common units was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.